EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. 1350
Section 906 of the Sarbanes-Oxley Act of 2002

I, Dominick Ragone, Chief Financial Officer of Icahn Enterprises G.P. Inc., the General Partner of Icahn Enterprises L.P. (the “Registrant”), certify that to the best of my knowledge, based upon a review of the Registrant’s annual report on Form 10-K for the period ended December 31, 2008 (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Dominick Ragone
Dominick Ragone

Chief Financial Officer of Icahn Enterprises G.P. Inc., the General Partner of Icahn Enterprises L.P.

Date: March 4, 2009